Exhibit 10.2

FIFTH AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of February 2, 2005, by and among RADIO ONE, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association, individually as a Lender and as Administrative Agent, and the other Lenders party hereto.

RECITALS

A. On June 30, 1998, the Borrower entered into that certain Credit Agreement with a syndicate of Lenders (the “1998 Credit Agreement”) providing for certain extensions of credit to the Borrower, on the terms and subject to the conditions set forth therein. The 1998 Credit Agreement was subsequently (i) amended by that certain First Amendment to Credit Agreement dated as of December 23, 1998, (ii) amended by that certain Second Amendment to Credit Agreement dated as of February 9, 1999 and (iii) amended and restated in its entirety by that certain Amended and Restated Credit Agreement dated as of February 26, 1999 (the “1999 Credit Agreement”). The 1999 Credit Agreement was subsequently (i) amended and restated in its entirety by that certain Second Amended and Restated Credit Agreement dated as of July 17, 2000, (ii) amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of March 18, 2002, (iii) amended by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of July 15, 2003, (iv) amended by that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of April 16, 2004, and (v) amended by that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of January 24, 2005 (the 1998 Credit Agreement, as so amended and amended and restated, the “Credit Agreement”). Terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Credit Agreement.

B. The Borrower has advised the Administrative Agent that it wishes to effect a high yield issuance by the Borrower of subordinated indebtedness of up to $200 million issued on terms and conditions acceptable to the Administrative Agent, such terms and conditions to include, but not be limited to: (a) such indebtedness shall be unsecured, (b) such indebtedness shall be fully subordinated to all Obligations and (c) such indebtedness shall be similar to the existing New Subordinated Debt issued by the Borrower (the “Proposed High Yield Issuance”).

C. Section 8.2 of the Credit Agreement contains a limitation on Indebtedness that does not permit the issuance of the Proposed High Yield Issuance by the Borrower. The Borrower has requested that the Majority Lenders amend the Credit Agreement to allow for the issuance of the Proposed High Yield Issuance by the Borrower, subject to the satisfaction of certain terms and conditions set forth below.

D. The Borrower has also requested an amendment of the Leverage Ratio.

E. The Borrower and the Lenders have agreed, subject to the terms and conditions specified herein, to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

Section 1. AMENDMENTS.

Subject to the covenants, terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Borrower made herein, the undersigned Lenders (which Lenders constitute the Majority Lenders required under Section 11.1 of the Credit Agreement to effect the following amendments) amend the Credit Agreement as follows:

(a) Section 1.1 of the Credit Agreement is amended by adding the definitions of “Fifth Amendment” and “Fifth Amendment Effective Date” in alphabetical order as provided below:

“Fifth Amendment” means that certain Fifth Amendment to Second Amended and Restated Credit Agreement, dated as of February 2, 2005, among the Borrower, the Lenders, and the Administrative Agent.

“Fifth Amendment Effective Date” means the date that all of the conditions precedent set forth in Section 3 of the Fifth Amendment have been satisfied.

(b) Section 8.1(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

(b) Leverage Ratio. Permit the Leverage Ratio at any time during any period set forth below to be more than the ratio set forth opposite such period:

Before a Qualifying Equity Issuance:

Period	Ratio
As of the Fifth Amendment Effective Date through and including June 29, 2005	6.25 to 1.00

June 30, 2005 and thereafter	4.50 to 1.00

After a Qualifying Equity Issuance, for the periods occurring after the Qualifying Equity Issuance:

Period	Ratio
As of the Fifth Amendment Effective Date through and including June 29, 2005	6.25 to 1.00

June 30, 2005 and thereafter	4.50 to 1.00

(c) Section 8.2 of the Credit Agreement is amended by (i) deleting “and” at the end of clause (i) thereof; (ii) deleting “.” at the end of clause (j) thereof and substituting “; and” in lieu thereof; and (iii) adding a new clause (k) thereto to read as follows:

(k) so long as there exists no Default or Event of Default both before and after giving effect to any such issuance, unsecured Subordinated Debt issued by the Borrower in an amount not to exceed $200,000,000 in the aggregate, issued on terms and conditions, and pursuant to documentation acceptable to the Administrative Agent and similar to the existing New Subordinated Debt issued by the Borrower.

(d) Section 8.6(c) of the Credit Agreement is amended and restated in its entirety to read as follows:

(c) redemptions or exchanges (for cash or shares of the Borrower’s common Equity Interests) of up to 310,000 shares of New Preferred Stock having a maximum aggregate liquidation value of $310,000,000, provided that no Default or Event of Default exists both before and after giving effect to each such redemption.

Section 2. REPRESENTATIONS AND WARRANTIES.

To induce the Administrative Agent and the Lenders to enter into this Amendment, Borrower represents and warrants to the Administrative Agent and the Lenders, as of the date hereof:

(a) No Defaults. No Default or Event of Default exists under the Credit Agreement, the Notes, any of the Security Documents or any of the other documents executed in connection therewith, and no such Default or Event of Default is imminent.

(b) Binding Effect. This Amendment, the Credit Agreement, as amended hereby, the Notes, the Security Documents and the other documents executed in connection therewith constitute the legal, valid and binding obligations of the Borrower and its Subsidiaries parties thereto, enforceable against the Borrower and such parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.

(c) Representations and Warranties. The representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, both before and after giving effect to the effectiveness of this Amendment, as if such representations and warranties were being made on and as of the date hereof.

Section 3. CONDITIONS PRECEDENT.

The parties hereto agree that the amendment set forth herein shall not be effective until the satisfaction in full of each of the following conditions precedent, each in a manner satisfactory to the Administrative Agent and the Lenders parties hereto in their sole discretion:

(a) Execution and Delivery of this Amendment. The Administrative Agent shall have received a copy of this Amendment executed and delivered by the Borrower and by Lenders constituting the Majority Lenders.

(b) Representations and Warranties. Each of the representations and warranties made herein shall be true and correct on and as of the date hereof, as if made on and as of such date, both before and after giving effect to the amendment set forth herein.

(c) Amendment Fee. The Administrative Agent shall have received an amendment fee on or prior to the Fifth Amendment Effective Date in an amount equal to 5 basis points on the aggregate amount of the executing Lenders’ Commitments for the pro rata account of the Lenders which execute and deliver this Amendment to the Administrative Agent (or its counsel) not later than 5 p.m., Dallas time, January 31, 2005; provided however that any upfront or participation fees paid to a Lender in connection with a refinancing of the Credit Agreement which occurs prior to June 29, 2005, shall be reduced by the amount of the amendment fee, if any, paid to such Lender in connection with this Amendment.

(d) Other Documents, Certificates and Instruments. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

Section 4. MISCELLANEOUS.

(a) Ratification and Confirmation. The terms, provisions, conditions and covenants of the Credit Agreement, the Notes, the Security Documents and the other documents executed in connection therewith remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant thereof.

(b) Fees and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and the other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

(c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

(e) Liens. The Borrower agrees hereby that all Liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Notes including but not limited to those under the Security Documents are hereby ratified and confirmed as valid, subsisting and continuing to secure the Notes, and this Amendment shall not affect the priority of such Liens.

(f) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

(g) FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT, THE NOTES, THE SECURITY DOCUMENTS AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

RADIO ONE, INC.

By:	/s/ Scott R. Royster
Name:	Scott R. Royster
Title:	Executive Vice President & CFO

BANK OF AMERICA, N.A., as the Administrative Agent and as a Lender

By:	/s/ Todd Shipley
Name:	Todd Shipley
Title:	Senior Vice President

CREDIT SUISSE FIRST BOSTON

By:	/s/ Thomas S. Hall
Name:	Thomas S. Hall
Title:	Vice President

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Associate

WACHOVIA BANK NATIONAL ASSOCIATION

By:	/s/ Bruce W. Loftin
Name:	Bruce W. Loftin
Title:	Managing Director

TORONTO DOMINION (TEXAS), INC.

By:
Name:
Title:

DEUTSCHE BANK TRUST CO. AMERICAS

By:	/s/ Gregory Shefrin
Name:	Gregory Shefrin
Title:	Director

ROYAL BANK OF CANADA

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:	/s/ Paul A. Weissenberger
Name:	Paul A. Weissenberger
Title:	Authorised Signatory

ING (U.S.) CAPITAL LLC

By:	/s/ Bill James
Name:	Bill James
Title:	Managing Director, Media & Telecom

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ Eric Hurshman
Name:	Eric Hurshman
Title:	Executive Director

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Executive Director

SUNTRUST BANK

By:	/s/ Brian Combs
Name:	Brian Combs
Title:	Vice President

THE BANK OF NEW YORK

By:	/s/ Michael E. Masters
Name:	Michael E. Masters
Title:	Vice President

BIG SKY SENIOR LOAN FUND LTD.

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

NATEXIS BANQUE POPULAIRES

By:	/s/ Evan S. Kraus
Name:	Evan S. Kraus
Title:	Vice President

By:	/s/ Michael T. Pellerito
Name:	Michael T. Pellerito
Title:	Vice President

WEBSTER BANK, NATIONAL ASSOCIATION

By:	/s/ Robert E. Meditz
Name:	Robert E. Meditz
Title:	Vice President

BANK OF SCOTLAND

By:	/s/ Karen Weich
Name:	Karen Weich
Title:	Assistant Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Joseph Badini
Name:	Joseph Badini
Title:	Duly Authorized Signatory

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE VT FLOATING RATE FUND

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

GRAYSON & CO

By:	Boston Management and Research, as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

FIDELITY ADVISOR SERIES II

By:	/s/ John H. Costello
Name:	John H. Costello
Title:	Assistant Treasurer

NATIONAL CITY BANK

By:	/s/ Elizabeth A. Brosky
Name:	Elizabeth A. Brosky
Title:	Vice President

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research, as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Robert H. Riley, III
Name:	Robert H. Riley, III
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Keith Kubota
Name:	Keith Kubota
Title:	Vice President